Exhibit 31.4

SARBANES-OXLEY ACT OF 2002, SECTION 302

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Donald P. Hileman, Chief Financial Officer, certify that:

1)	I have reviewed this annual report on Form 10-K of First Defiance Financial Corp. (the “registrant”);

2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 3, 2012

/s/ Donald P. Hileman
Donald P. Hileman
Chief Financial Officer
(Principal Financial Officer)